Exhibit 10.3

Neither the warrant represented by this certificate (the "Warrant") nor the shares issuable upon exercise thereof (the "Warrant Shares") have been registered under the Securities Act of 1933, as amended (the "Act"), or registered or qualified under applicable state securities laws. Atlantic Technology Ventures, Inc. (the "Company") is not required to give effect to any transfer of the Warrant or the Warrant Shares unless (1) there is an effective registration statement under the Act with respect to the Warrant or the Warrant Shares, as applicable, and the Warrant or the Warrant Shares, as applicable, are registered or qualified under applicable state securities laws, or (2) the holder of the Warrant provides to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Act and applicable state securities laws.


                       ATLANTIC TECHNOLOGY VENTURES, INC.
                               WARRANT CERTIFICATE


         This warrant certificate certifies that TeraComm Research, Inc., or its permitted assigns (the "Holder"), is the owner of a warrant (the "Warrant") entitling it at any time prior to the Expiration Date to purchase from Atlantic Technology Ventures, Inc., a Delaware corporation (the "Company"), for a purchase price of $8.975 per share (the "Exercise Price"), 200,000 shares of common stock, par value $0.001 per share, of the Company (the "Common Stock"; those shares, "Warrant Shares"), the number of Warrant Shares and the Exercise Price being subject to adjustment as provided herein.

         1. Exercise; Expiration Date. (a) The Warrant is exercisable, at the option of the Holder, in whole or in part at any time after issuance and prior to the Expiration Date upon surrender of this warrant certificate to the Company, together with a duly completed Notice of Exercise in the form attached hereto as Annex A and payment of an amount equal to the Exercise Price, on condition that on the day this warrant certificate is surrendered to the Company the Current Market Price of the Common Stock is at least $30. "Expiration Date" means 5:00 p.m. New York time on May 12, 2003.

         2. Partial Exercise. The Warrant may be exercised in part by surrender of this Warrant Certificate in the manner provided in Section 1, except that the amount payable by the Holder on such partial exercise is the amount obtained by multiplying the number of Warrant Shares designated by the Holder in the Notice of Exercise by the Exercise Price then in effect. On any such partial exercise the Company at its expense must forthwith issue and deliver to or upon the order of the Holder a warrant certificate in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) requests containing terms substantially identical to those contained in this Warrant Certificate evidencing a warrant for a number of warrant shares equal to the number of Warrant Shares remaining unpurchased.

         3. Registration and Transfer on Company Books. (a) Prior to due presentment for registration of transfer of this warrant certificate or the Warrant Shares, the Company may deem and treat the Holder as the absolute owner thereof, regardless of any notice to the contrary.

               (b) The Company shall register upon its books any transfer of this warrant certificate upon its surrender to the Company with a written instrument of transfer duly executed by the Holder or by a duly authorized attorney. Upon registration of transfer, the Company shall issue a new Warrant Certificate to the transferee and shall cancel the surrendered Warrant Certificate.

               (c) Neither the Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or registered or qualified under applicable state securities laws. The Company is not required to give effect to any transfer of the Warrant or the Warrant Shares unless (1) there is an effective registration statement under the Act with respect to the Warrant or the Warrant Shares, as applicable, and the Warrant or the Warrant Shares, as applicable, are registered or qualified under applicable state securities laws, or (2) the Holder provides to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Act and applicable state securities laws.

         4. Limited Transferability. The Holder may not without the prior written consent of the Company transfer the Warrant or any Warrant Shares, which consent may not be unreasonably withheld.

         5. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrant, the number of shares of capital stock then issuable upon the exercise of the Warrant. The Company shall upon issue cause all Warrant Shares to be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and shall cause the Warrant Shares to be listed on each national securities exchange, if any, on which the other shares of Common Stock are then listed.

         6. Loss or Mutilation. The Company shall execute and deliver a new Warrant Certificate in lieu of one that has been lost, stolen, destroyed or mutilated upon receipt by the Company of reasonable evidence of ownership and either indemnity reasonably satisfactory to the Company (in the case of loss, theft or destruction) or surrender and cancellation of a mutilated Warrant Certificate.

         7. Adjustment of Purchase Price and Number of Warrant Shares. The number of Warrant Shares and the Purchase Price are subject to adjustment as follows:

(1) If at any time after the date hereof the Company (A) declares a dividend or makes a distribution on its outstanding shares of Common Stock payable in shares of its capital stock, (B) subdivides its outstanding shares of Common Stock through stock split or otherwise,
         (C) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issues by reclassification of its Common Stock (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number or nature, or both, of the Warrant Shares on the record date thereof (in the case of a dividend) or at the effective time thereof (in the case of a subdivision, combination or reclassification) will be adjusted so as to entitle the Holder to receive after such time the number and nature of Warrant Shares or other securities of the Company which the

         Holder would have been entitled to receive by virtue of any of the events described above, had the Warrant been exercised immediately prior to such time.

(2) If the Company issues rights, options or warrants or securities convertible into Common Stock to the holders of its shares of Common Stock generally, entitling them (for a period expiring within 45 days after the record date for such issuance) to subscribe for or purchase shares of Common Stock at a price per share which (together with the value of the consideration, if any, payable for such rights, options, warrants or convertible securities) is lower on the record date referred to below than the then Exercise Price, the number of Warrant Shares must be adjusted by multiplying the number of Warrant Shares immediately prior to that record date by a fraction, the numerator of which is the number of shares of Common Stock outstanding on that record date plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which is the number of shares of Common Stock outstanding on that record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Exercise Price. Such an adjustment must be made whenever such rights, options, warrants or convertible securities are issued, and will become effective retroactively as of the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible securities, except that (A) on the expiration or termination of any such rights, options, warrants or convertible securities in respect of which any adjustments have been made pursuant to this Section 7(a)(2), the number of Warrant Shares in effect immediately prior to the time of such expiration or termination must forthwith be adjusted to the number that would have been obtained had the adjustments made upon the issue of such rights, options, warrants or convertible securities not been made, and (B) in the event that the exercise price or purchase price in respect of any such rights, options, warrants or convertible securities is increased or reduced, then for purposes of this Section 7(a)(2) such initial rights, options, warrants or convertible securities will be deemed to have been cancelled or terminated and new rights, options, warrants or convertible securities with the altered exercise or purchase price will be deemed to have been issued. If the exercise price or subscription price in respect of any such rights, options, warrants or convertible securities may be paid partly or entirely in a form other than cash, the value of this consideration must be determined in good faith by the Board of Directors of the Company, whose determination will be final, binding and conclusive on the Company and on the Holder.

(3) If the Company distributes to all holders of shares of Common Stock, or all holders of Common Stock otherwise become entitled to receive shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in Section 7(a)(1)), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness (other than any rights, options, warrants or convertible securities referred to in
         Section 7(a)(2)), then in each case the number of Warrant Shares shall thereafter be determined by multiplying the number of Warrant Shares prior thereto by a fraction, the numerator of which is the Current Market Price on the record date mentioned below in this Section 7(a)(3), and the denominator of which is the Current Market Price on such record date minus the then fair value (as determined by the Board of Directors of the Company, in good faith, whose determination will be final, binding and conclusive on the Company and the Holder) of the shares of the Company's capital stock other than Common Stock, evidences of indebtedness, or of such rights, options, warrants or convertible securities, distributed with respect to each share of Common Stock. Such adjustment must be made whenever any such distribution is made, and is effective retroactively as of the record date for the determination of stockholders entitled to receive such distribution.

(4) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of Common Stock are not converted into or exchanged for other rights or interests and other than a reclassification to which Section 7(a)(1)(D) applies), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder will thereafter be entitled to purchase (and it must be a condition to the consummation of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that the Holder thereafter be entitled to purchase) the number and nature of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had the Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments must be made in the application of the provisions of this
         Section 7 with respect to rights and interest thereafter of the Holder to the end that the provisions of this Section 7 thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrant. The provisions of this Section 7(a)(4) are similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(5) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as provided in this Section 7(a), the Exercise Price must be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which is the number of Warrant Shares immediately prior to such adjustment, and the denominator of which is the number of Warrant Shares immediately thereafter.

               (b) In the event the Company declares a dividend, or makes a distribution to the holders of shares of Common Stock generally, whether in cash, property or assets of any kind, or any dividend payable in stock or securities of any other issuer owned by the Company (excluding cash dividends payable out of current or retained earnings declared from time to time by the Company's Board of Directors or any dividend or distribution referred to in
Section 7(a)(1) or Section 7(a)(3)), the Exercise Price will be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 7(b), the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Common Stock and the "Per Share Value" of any dividend or distribution other than cash is equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company, whose determination will be final, binding and conclusive on the Company and the Holder.

               (c) If the Company at any time or from time to time issues any shares of Common Stock or rights to acquire Common Stock (other than shares or rights issued in any transactions covered by Section 7(a) or 7(b)), for a consideration per share less than the Exercise Price in effect on the date of such issue, then, forthwith upon such issue, the Exercise Price will be reduced to a price determined by dividing (1) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the Exercise Price in effect immediately prior to such issue, plus (B) the consideration, if any, received by the Company upon such issue, by (2) the number of shares of Common Stock outstanding immediately after such issue. In addition to such adjustment to the Exercise Price, the number of Warrant Shares will be increased to a number determined by dividing (x) the number of Warrant Shares immediately prior to such issue, multiplied by the Exercise Price in effect immediately prior to such issuance, by (y) the Exercise Price in effect immediately after the foregoing adjustment. For the purpose of the above determination, the following provisions are applicable:

(1) If the Company in any manner issues any options, warrants or other rights to subscribe for or to purchase shares of Common Stock, then, for the purposes of this Section 7(c), (A) all shares which the holders of such rights will be entitled thereby to subscribe for or purchase will be deemed to be issued as of the date of issue of such rights, and
         (2) the minimum aggregate consideration payable pursuant to such rights for the shares covered thereby, plus the consideration, if any, received by the Company for such rights, will be deemed to be the consideration actually received by the Company (as of the date of the issue of such rights) for the issue of the total number of shares underlying such rights, except that (A) on the expiration or termination of any such options or rights in respect of which any adjustments are made pursuant to this Section 7(c)(1), the Exercise Price in effect immediately prior to the time of such expiration or termination will forthwith be adjusted to such Exercise Price as would have been obtained had the adjustments made upon the issue of such options or rights not been made and (B) in the event that the exercise price or purchase price in respect of any such options or rights is increased or reduced, then for purposes of this Section 7(c)(1) such initial option or right will be deemed to have been cancelled or terminated and a new option or right with the altered exercise or purchase price will be deemed to have been issued.

(2) If the Company in any manner issues any securities or obligations directly or indirectly convertible into or exchangeable for shares of Common Stock, then, for the purposes of this Section 7(c), (A) all shares to which holders of such securities or obligations will thereby be entitled upon conversion or exchange will be deemed issued as of the date of issue of such securities or obligations, and (B) the aggregate amount received or receivable by the Company in consideration for the issue of such securities or obligations, plus the minimum aggregate amount of additional consideration, if any, payable upon conversion or exchange of such securities or obligations, will be deemed to be the consideration actually received (as of the date of the issue of such securities or obligations) for issuance of the total number of shares issuable upon conversion or exchange of such securities or obligations, except that (1) on the expiration or termination of any such right to convert or exchange any such convertible or exchangeable securities in respect of which any adjustments are made pursuant to this Section 7(c)(2), the Exercise Price in effect immediately prior to the time of such redemption, expiration or other termination shall forthwith be adjusted to such Exercise Price as would have been obtained had the adjustments made upon the issue of such convertible or exchangeable securities not been made, and (2) in the event that the exercise price, purchase price, exchange price or ratio in respect of any convertible or exchangeable security is increased or reduced, then for purposes of this Section 7(c)(2) such convertible or exchangeable security will be deemed to have expired or been terminated and a new convertible or exchangeable security with the altered exercise price, purchase price or exchange price or ratio will be deemed to have been issued.

(3) The consideration received by the Company for any shares of Common Stock, or rights to acquire Common Stock, is deemed to be the proceeds received for such shares or rights, excluding cash received on account of accrued interest or accrued dividends and before deducting therefrom any and all commissions and expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issue of such shares or rights.

(4) No adjustment of the Exercise Price or the Warrant Shares will be made as a result of or in connection with the issuance of any shares of Common Stock or options to purchase Common Stock issued in connection with any duly authorized employee stock option plan, stock purchase plan or restricted stock award plan of the Company.

(5) For the purposes of this Section 7(c), (1) the term "issue" or "issuance" of shares or securities by the Company is deemed to include any issuance, sale or other disposition of shares or securities of the Company, including shares held in the treasury of the Company, (2) the term "Common Stock" includes any capital stock of the Company, other than preferred stock, with a fixed limit on dividends and a fixed amount payable in the event of any liquidation, and (3) in no event will the Exercise Price be increased, or the number of Warrant Shares decreased, as a result of the provisions of this Section 7(c).

               (d) No adjustment in the number of Warrant Shares, or in the Exercise Price, is required unless such adjustment would require an increase or decrease of at least 3% in the number of Warrant Shares or in the Exercise Price, except that any adjustments which by reason of this Section 7(d) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Exercise Price must be rounded to the nearest one hundredth of a share or the nearest cent, as the case may be. Anything in this Section 7 to the contrary notwithstanding, the Company is entitled, but not required, to make such changes in the number of Warrant Shares or in the Exercise Price, in addition to those required by this Section 7, as it in its discretion determines to be advisable in order to ensure that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock does not result in any tax to the holders of Common Stock or securities convertible into Common Stock.

               (e) Whenever the number of Warrant Shares or the Exercise Price is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, setting forth the number of Warrant Shares and the Exercise Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. In the absence of manifest error, this computation will be final, binding and conclusive on the Company and the Holder.

               (f) In the event that at any time prior to the Expiration Date and prior to exercise of the Warrant:

(1) the Company declares any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

(2) the Company offers for subscription to the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

(3) the Company declares any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock; or

(4) the Company declares a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

(5)      there is any capital change in the Company as set forth in Section
         7(a)(4); or

(6) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (or as soon as practicable, if there is no record date, or if 20 days prior notice is impracticable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company will close or a record will be taken with respect to, such event. Such notice must also set forth facts indicating the effect of such action (to the extent this effect is known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrant.

               (g) The form of Warrant Certificate need not be changed because of any change in the number of Warrant Shares or the Exercise Price, and any Warrant Certificate issued before or after such change may state the same number of Warrant Shares and the same Exercise Price as stated in the Warrant Certificates theretofore issued. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it deems appropriate and that does not affect the substance thereof, and any Warrant

Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         8. Conversion Rights. (a) In lieu of exercise of the Warrant, the Warrant may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (A) the number of shares of Common Stock then issuable upon the exercise of the Warrant and (B) the excess, if any, of (i) the Current Market Price (as determined pursuant to Section 11) on the date of conversion over (ii) the Exercise Price in effect on the business day next preceding the date of conversion, divided by (2) the Current Market Price on the date of conversion. The Holder shall pay any applicable withholding taxes with respect to any such conversion.

               (b) The conversion rights provided under this Section 8 may be exercised in whole or in part and at any time and from time to time. In order to exercise the conversion privilege, the Holder must surrender to the Company, at its offices, this warrant certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Annex B. The Warrant shall be deemed to have been converted immediately prior to the close of business on the day of surrender of the Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock to which the Holder is entitled as a result of the conversion.

         9. Voluntary Adjustment by the Company. The Company may, at its option, at any time reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company or extend the Expiration Date, or both.

         10. Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company is not required to issue any fraction of a share of Common Stock in connection with the exercise of the Warrant. Upon exercise of the Warrant, the Company shall issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the aggregate Exercise Price and shall pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by the Current Market Price (as determined pursuant to Section 11) as of the last business day preceding the date on which the Warrant is presented for exercise.

         11. Determination of Current Market Price. (a) As used herein, "Current Market Price" means, as of each date of determination, the following:

(1) if there is a public market for the Common Stock, the average of the daily market price per share of Common Stock for 10 consecutive business days before the date of determination and 10 consecutive business days after that date; and

(2)      if there is no such public market, the Appraised Value Per Share.

               (b) The daily market price for each Business Day is as follows:

(1) the last sale price on that Business Day on the principal stock exchange on which the Common Stock is then listed or admitted to trading;

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

(2) if no sale takes place on that Business Day on any that exchange, the average of the last reported closing bid and asked prices on that Business Day as officially quoted on that exchange;

(3) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on that Business Day in the over-the-counter market, as furnished by the NASD's Automatic Quotation System or the National Quotation Bureau, Inc.;

(4) if neither NASD's Automatic Quotation System nor the National Quotation Bureau, Inc. is at the time engaged in the business of reporting such prices, as furnished by any similar Person then engaged in that business; or

(5) if there is no such Person, as furnished by any member of the NASD selected by the Holder and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which is selected by the Holder and one of which is selected by the Company.

               (c) As used in this warrant certificate, "Appraised Value Per Share" means, as of each date of determination, the fair saleable value of the Common Stock as of the last day of the most recent fiscal month ending prior to such date divided by the number of Fully Diluted Outstanding shares of Common Stock. The Appraised Value Per Share must be made by an investment banking firm of nationally recognized standing selected jointly by the Holder and the Company. If the Holder and the Company are unable to agree upon an investment banking firm, then the Holder and the Company shall each choose one such investment banking firm and the respective chosen firms must agree on another investment banking firm, which must make the determination. The Company shall retain, at its sole cost, the investment banking firm responsible for determining the Appraised Value Per Share. The Appraised Value Per Share must
(1) be determined on a consolidated basis without giving effect to any discount for (A) minority interest or (B) any lack of liquidity of the Common Stock or, if applicable, the Company not having any class of equity registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (2) must be based on the sale of the Company in an arms'-length sale between a willing buyer and a willing seller with neither acting under compulsion.

         12. Tax. The issuance of any shares or other securities upon the exercise of the Warrant, and the delivery of certificates or other instruments representing such shares or other securities, will be without charge to the Holder for any tax or other charge in respect of such issuance. The Company is not, however, required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company is not required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof have paid to the Company the amount of such tax or have established to the satisfaction of the Company that such tax has been paid.

         13. Legend. Unless registered pursuant to the provisions of the registration rights agreement between TeraComm Research, Inc. and the Company dated the date of this warrant certificate, the Warrant Shares issued on exercise of the Warrants will be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares must bear the following legend:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or registered or qualified under applicable state securities laws. TeraComm Research, Inc. (the "Company") is not required to give effect to any transfer of these securities unless (1) there is an effective registration statement under the Act with respect to these securities and these securities are registered or qualified under applicable state securities laws, or (2) the Company is provided with an opinion of counsel reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Act and applicable state securities laws.

         14. No Rights as Stockholder. The Holder does not have solely on account of that status any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this warrant certificate.

         15. Notices. Every notice or other communication required or contemplated by this Warrant must be in writing and sent by one of the following methods: (1) personal delivery, in which case delivery is deemed to occur the day of delivery; (2) transmission by telecopy with acknowledgement of receipt, in which case delivery is deemed to occur the day of transmission; (3) certified or registered mail, postage prepaid, return receipt requested, in which case delivery is deemed to occur the day it is officially recorded as delivered to the intended recipient; or (4) next-day delivery to a U.S. address by recognized overnight delivery service such as Federal Express, in which case delivery is deemed to occur the day of delivery. In each case, a notice or other communication sent to a party must be directed to the coordinates for that party set forth below, or to other coordinates designated by that party by written notice:

         if to the Holder, at its last known address appearing on the books of the Company maintained for such purpose; and

         if to the Company at:

         Atlantic Technology Ventures, Inc.
         150 Broadway
         Suite 1009
         New York, NY  10038
         Attention:  Frederic P. Zotos, President

         16. Governing Law. This warrant certificate is governed by the laws of the State of New York without regard to principles of conflict of laws.

         The Company is executing this warrant certificate on May 12, 2000.

                                            ATLANTIC TECHNOLOGY VENTURES, INC.


                                            By:________________________________
                                               A. Joseph Rudick
                                               Chief Executive Officer

                                                                         Annex A


                               NOTICE OF EXERCISE


         The undersigned hereby irrevocably elects to exercise the Warrant owned by the undersigned pursuant to the accompanying Warrant Certificate for, and to purchase thereunder, ______ shares of common stock, par value $0.001 per share, of Atlantic Technology Ventures, Inc., and herewith makes payment of the Exercise Price (as defined in the Warrant Certificate) of those shares in full as provided in the Warrant Certificate.



                                   _______________________________
                                   Print Name



                                   ________________________________
                                   Signature


                                   Address of Holder:


                                   ________________________________

                                   ________________________________

                                   ________________________________

                                   ________________________________

                                                                        Annex B


                              NOTICE OF CONVERSION


         The undersigned hereby irrevocably elects to convert, pursuant to
Section 8 of the Warrant Certificate accompanying this Notice of Conversion, the Warrant owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of common, par value $.01, of the Company (the "Common Stock").

         The number of shares of Common Stock to be received by the undersigned is to be calculated in accordance with the provisions of Section 8 of the accompanying Warrant Certificate.



                                   _______________________________
                                   Print Name



                                   ________________________________
                                   Signature


                                   Address of Holder:


                                   ________________________________

                                   ________________________________

                                   ________________________________

                                   ________________________________